     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1999



                                                 REGISTRATION NO. 333-

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 MP3.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           3652                          33-0840026
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                           10350 SCIENCE CENTER DRIVE
                                  BUILDING 14
                              SAN DIEGO, CA 92121
                                 (619) 320-2120
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              MICHAEL L. ROBERTSON
                          CHIEF EXECUTIVE OFFICER AND
                             CHAIRMAN OF THE BOARD
                                 MP3.COM, INC.
                           10350 SCIENCE CENTER DRIVE
                                  BUILDING 14
                              SAN DIEGO, CA 92121
                                 (619) 320-2120
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

            FREDERICK T. MUTO, ESQ.                            GARY J. SINGER, ESQ.
          CHRISTOPHER J. KEARNS, ESQ.                         KAREN K. DREYFUS, ESQ.
             BLAKE T. BILSTAD, ESQ.                        CHRISTOPHER A. WHYTOCK, ESQ.
               COOLEY GODWARD LLP                             O'MELVENY & MYERS LLP
        4365 EXECUTIVE DRIVE, SUITE 1100               610 NEWPORT CENTER DRIVE, 17TH FLOOR
            SAN DIEGO, CA 92121-2128                       NEWPORT BEACH, CA 92660-6429
                 (619) 550-6000                                   (949) 760-9600

        Approximate date of commencement of proposed sale to the public:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") check the following box. [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) of the Securities Act, please check the following box and list the Securities Act registration serial number of the earlier effective registration statement for the same offering. [X] (File No. 333-78545)


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE


------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                          PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES                   AMOUNT TO BE         OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
TO BE REGISTERED                       REGISTERED           PER SHARE(1)            PRICE(1)          REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
Common Stock ($.001 par
  value)........................     47,233 Shares             $28.00              $1,322,524               $368
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(a) promulgated under the Securities Act.



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


            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON


                         FORM S-1 (FILE NO. 333-78545)



     MP3.com, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-78545) declared effective July 20, 1999 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission as exhibits thereto.



                                 CERTIFICATION



     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account as soon as practicable (but no later than the close of business on July 21, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on July 21, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on July 20, 1999.

                                       By: /s/ ROBIN D. RICHARDS

                                         ---------------------------------------
                                         Robin D. Richards
                                         President and Chief Operating Officer

                SIGNATURE                                        TITLE                           DATE
                ---------                                        -----                           ----

*                                                Chief Executive Officer and Director        July 20, 1999
------------------------------------------           (Principal Executive Officer)
Michael L. Robertson

          /s/ ROBIN D. RICHARDS                   President, Chief Operating Officer         July 20, 1999
------------------------------------------                   and Director
            Robin D. Richards

*                                             Chief Financial Officer and Executive Vice     July 20, 1999
------------------------------------------        President (Principal Financial and
Paul L. H. Ouyang                                         Accounting Officer)

*                                                              Director                      July 20, 1999
------------------------------------------
David E. Easterly

*                                                              Director                      July 20, 1999
------------------------------------------
Lawrence F. Probst III

*                                                              Director                      July 20, 1999
------------------------------------------
Mark A. Stevens

*                                                              Director                      July 20, 1999
------------------------------------------
Theodore W. Waitt

       * By: /s/ ROBIN D. RICHARDS
   ------------------------------------
           (Robin D. Richards)
            (Attorney-in-fact)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
 5.1      Opinion of Cooley Godward LLP.
23.1      Consent of Ernst & Young LLP, Independent Auditors.
23.2      Consent of Cooley Godward LLP. Reference is made to Exhibit
          5.1.